UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2024

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave. Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Monthly Operating Reports

As previously disclosed, on March 12, 2024, Enviva Inc., a Delaware corporation (the “Company”) and certain subsidiaries of the Company (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 (“Chapter 11”) of Title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). The Company also filed motions with the Bankruptcy Court seeking joint administration of the Debtors’ cases under the caption In re Enviva Inc., et al., Case No. 24-10453 (the “Chapter 11 Cases”). On August 5, 2024, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period beginning June 1, 2024 and ending June 30, 2024 (the “Monthly Operating Reports”). The Monthly Operating Reports relate to the Debtors and exclude any non-Debtor affiliates.

The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available on the docket of the Chapter 11 Cases which can be accessed via PACER at https://www.pacer.gov. These court filings and additional information about the Chapter 11 Cases are also available for free on the website maintained for the Company by its claims and notice agent, Verita Global (formerly Kurtzman Carson Consultants LLC), located at https://www.veritaglobal.net/enviva or by calling (877) 499-4509 (U.S. / Canada) or (917) 281-4800 (international). The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K (this “Current Report”).

Deadline Extensions

The following milestones of the previously disclosed Restructuring Support Agreement, dated March 12, 2024, between the Company and certain of its subsidiaries and (i) certain holders or beneficial holders of the Company’s outstanding 6.5% Senior Notes due 2026, Exempt Facilities Revenue Bonds (Enviva Inc. Project), Series 2022 (Green Bonds) issued by the Industrial Development Authority of Sumter County, Alabama, and Exempt Facilities Revenue Bonds (Enviva Inc.), Series 2022 (Green Bonds) issued by Mississippi Business Finance Corporation, and (ii) certain holders or beneficial holders of loans or commitments under the Company’s senior secured credit facility (the “RSA”), have been extended by mutual agreement of the parties:

(i)            The milestone in Section 4(g) of the RSA, which requires the delivery to the Ad Hoc Group of an initial draft of the Debtors’ revised long-term business plan, has been extended from June 10, 2024 to August 2, 2024;

(ii)           The milestone in Section 4(j) of the RSA, which requires the filing of the Plan, the Disclosure Statement, the Disclosure Statement and Solicitation Motion, a motion seeking approval of the Backstop Agreement and a motion seeking approval of the Rights Offering Procedures, has been extended from July 10, 2024 to August 19, 2024;

(iii)          The milestone in Section 4(k), which is the deadline by which the Bankruptcy Court must have entered the Disclosure Statement Order and Backstop Approval Order, has been extended from August 9, 2024 to September 25, 2024;

(iv)          The milestone in Section 4(l), which requires the Debtors to have commenced a solicitation of votes to accept or reject the Plan in accordance with the order approving the Disclosure Statement and Solicitation Motion, has been extended from August 14, 2024 to September 30, 2024;

(v)           The milestone in Section 4(m), which is the deadline by which the Bankruptcy Court must have entered the Confirmation Order, has been extended from September 13, 2024 to November 5, 2024; and

(vi)          The milestone in Section 4(n), which requires the Debtors to have consummated the transactions contemplated by the Plan, has been extended from October 3, 2024 to November 20, 2024.

All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the RSA. Such milestones are subject to further extension and/or modification in accordance with the terms of the RSA.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

 Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein (including in the Monthly Operating Reports incorporated herein) include “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. These risks include, but are not limited to: (i) the Company’s ability to successfully complete a restructuring under Chapter 11; (ii) potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11 Cases); (iii) the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; (iv) objections to the Company’s restructuring process, Debtor in Possession Financing (“DIP Financing”), or other pleadings filed that could protract the Chapter 11 Cases; (v) employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties associated with the Chapter 11 Cases, including the Company’s ability to provide adequate compensation and benefits during the Chapter 11 Cases; (vi) the Company’s ability to maintain relationships with vendors, customers, employees, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; (vii) the DIP Financing and other financing arrangements; (viii) the effects of the Bankruptcy Petitions on the Company and on the interests of various constituents, including the Company’s stockholders; (ix) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; (x) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the ability to consummate a restructuring; (xi) the Company’s consummation of a restructuring; (xii) increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process; (xiii) the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process; (xiv) the Company’s ability to continue as a going concern; (xv) the Company’s ability to successfully execute cost-reduction and productivity initiatives on the anticipated timeline or at all; (xvi) the outcome and timing of the Company’s comprehensive review; (xvii) impairment of goodwill, intangible assets, and other long-lived assets; (xviii) risks related to the Company’s indebtedness, including the levels and maturity date of such indebtedness; (xix) potential liability resulting from pending or future litigation, investigations, or claims; (xx) changes to the Company’s leadership and management team; and (xxi) governmental actions and actions by other third parties that are beyond the Company’s control. All statements included in this Current Report, other than historical facts, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report. Although the Company believes that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results could differ materially from what is expressed, implied, or forecast in such statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: August 5, 2024	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Executive Vice President, General Counsel, and Secretary

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